Filed Pursuant to Rule 497(a)

File No. 333-223999

Rule 482 AD

Investcorp Credit Management BDC, Inc. Prices Public Offering of $15 Million of Additional 6.125% Notes Due 2023

New York, New York – October 16, 2019 – Investcorp Credit Management BDC, Inc. (formerly CM Finance Inc) (the “Company”) (NASDAQ: ICMB) announced today that it has priced a registered public offering of $15 million in aggregate principal amount of additional 6.125% Notes due 2023 (the “Notes”). The Notes constitute a further issuance of, rank equally in right of payment with, and form a single series with the $34.5 million in aggregate principal amount of the 6.125% Notes due 2023 that the Company initially issued on July 2, 2018 and July 12, 2018 (the “Existing Notes”). The Company estimates that the net proceeds it will receive from the sale of the Notes will be approximately $14,531,250 (or approximately $16,710,938 if the underwriters exercise their over-allotment option in full), in each case based on the underwriters purchasing the Notes from the Company at 100% of the aggregate principal amount, after deducting the underwriting discount of $468,750 (or approximately $539,063 if the underwriters fully exercise their over-allotment option) payable by the Company and estimated offering expenses of approximately $255,000 payable by the Company.

The Notes will mature on July 1, 2023 and may be redeemed in whole or in part at any time, or from time to time, at the Company’s option on or after July 1, 2020. The Notes will bear interest at a rate of 6.125% per year, payable quarterly on January 1, April 1, July 1 and October 1 of each year, beginning on January 1, 2020. The Company has also granted the underwriters a 30-day option to purchase an additional $2.25 million aggregate principal amount of the Notes to cover over-allotments, if any. The Notes have received a private rating of BBB- from Egan-Jones Ratings Company.*

The offering is subject to customary closing conditions and is expected to close on October 18, 2019. The Existing Notes currently trade on the NASDAQ Global Select Market under the symbol “CMFNL,” and it is anticipated that the Notes will trade under the same symbol.

The Company intends to use a portion of the net proceeds from the offering to repay outstanding indebtedness under its existing senior secured revolving financing facility (the “Revolving Financing”) with UBS AG, London Branch. However, the Company may re-borrow under the Revolving Financing and use such borrowings to invest in middle market companies in accordance with its investment objective and strategies and for working capital and general corporate purposes. As of October 11, 2019, there were $19.0 million in borrowings outstanding under the Revolving Financing, which generally bears interest at a rate per annum equal to one-month LIBOR plus 3.15%. The Company intends to use any remaining net proceeds from the offering to fund investments in middle market companies in accordance with its investment objective and for other general corporate purposes.

Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc., Janney Montgomery Scott LLC, and BB&T Capital Markets, a division of BB&T Securities, LLC, are acting as book-running managers for the offering.

Investors are advised to carefully consider the investment objective, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated October 15, 2019, and accompanying prospectus, dated April 10, 2019, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from: Ladenburg Thalmann, Attn: Syndicate Department, 277 Park Ave, 26th Floor, New York, NY 10172, or by emailing prospectus@ladenburg.com (telephone number 1-800-573-2541).

* A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

About Investcorp Credit Management BDC, Inc.

The Company is an externally-managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. The Company’s investment objective is to maximize the total return to its stockholders in the form of current income and capital appreciation through debt and related equity investments by targeting investment opportunities with favorable risk-adjusted returns. The Company seeks to invest primarily in middle-market companies that have annual revenues of at least $50mm and earnings before interest, taxes, depreciation and amortization of at least $15mm. The Company’s investment activities are managed by its investment adviser, CM Investment Partners LLC. To learn more about Investcorp Credit Management BDC, Inc., please visit www.icmbdc.com.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements”, which relate to future events or our future operations, performance or financial condition. Forward-looking statements include statements regarding our intentions related to the offering discussed in this press release, including the use of proceeds from the offering. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results and outcomes may differ materially from those anticipated in the forward-looking statements as a result of a variety of factors, including those described from time to time in our filings with the Securities and Exchange Commission or factors that are beyond our control. The Company undertakes no obligation to publicly update or revise any forward-looking statements made herein. All forward-looking statements speak only as of the time of this press release.

CONTACT:	Investcorp Credit Management BDC, Inc.
Investor Relations
Email: icmbinvestorrelations@investcorp.com
Phone: 212-257-5199